                       Securities and Exchange Commission
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 11, 1996

                            ValliCorp Holdings, Inc.
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             (Exact name of registrant as specified in its charter)




  Delaware                         18202                            77-0229483
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(State or other                 (Commission                      (IRS Employer
 jurisdiction of                File Number)                      Identification
 incorporation)                                                   Number)




  8405 North Fresno Street, Fresno, California                           93720
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:       (209) 437-5700
                                                          --------------


         (Former name or former address, if changed since last report)

                            EXHIBIT INDEX AT PAGE 3
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ITEM 5. OTHER EVENTS.
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        On November 11, 1996, the Registrant entered into an Agreement and Plan of Reorganization ("Agreement") with Westamerica Bancorporation ("WABC") and the Registrant's subsidiary, ValliWide Bank, pursuant to which the Registrant will be merged ("Merger") with and into WABC and each issued and outstanding share of the Registrant's common stock will be converted into shares of WABC common stock with a value equal to $21.00, subject to upward or downward adjustment if WABC's average stock price (as defined) at closing is more than $53.81 or less than $48.69, as set forth in the Agreement. The Registrant also entered into a Stock Option Agreement with WABC pursuant to which WABC was granted an option to acquire up to 19.9% of the shares of the Registrant's common stock under certain circumstances specified therein. For information regarding the Merger and the Agreement, reference is made to the Agreement, the Stock Option Agreement and the joint press release of WABC and the Registrant, copies of which are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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  (1)   Exhibits

  99.1 Agreement and Plan of Reorganization, dated as of November 11, 1996, by and among Westamerica Bancorporation, ValliCorp Holdings, Inc. and ValliWide Bank, and attached form of Plan of Merger between Westamerica Bancorporation and ValliCorp Holdings, Inc.

  99.2 Stock Option Agreement, dated as of November 11, 1996, by and between Westamerica Bancorporation and ValliCorp Holdings, Inc.

  99.3  Joint Press Release dated November 12, 1996.

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        DATED: November 13, 1996

                                        VALLICORP HOLDINGS, INC.

                                        By:  /s/ E.L. Herbert
                                            ------------------
                                        E. L. HERBERT, Executive Vice President,
                                        General Counsel and Secretary

                                       2
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                                 EXHIBIT INDEX

Exhibit                                                 Page Number
Designation             Description                     in Sequential
-----------             -----------                     Numbering System
                                                        ----------------


   99.1           Agreement and Plan of                         4
                  Reorganization dated as of
                  November 11, 1996

   99.2           Stock Option Agreement dated                 88
                  as of November 11, 1996

   99.3           Joint Press Release dated                   104
                  November 12, 1996

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